                                 EXHIBIT (24)
                                 ------------

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 17, 1996



                                          /s/ H. Lee Cooper III
                                          -------------------------------------
                                          H. Lee Cooper III

                                 POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 17, 1996



                                          /s/ James J. Giancola
                                          -------------------------------------
                                          James J. Giancola

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 16, 1996



                                          /s/ John R. Spruill
                                          -------------------------------------
                                          John R. Spruill

                                 POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 16, 1996



                                          /s/ Ralph L. Alley
                                          -----------------------------------
                                          Ralph L. Alley

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 23, 1996



                                          /s/ John D. Engelbrecht
                                          -----------------------------
                                          John D. Engelbrecht

                                 POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                               CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: March 5, 1996



                                          /s/ L. C. Kremer
                                          -----------------------------
                                          L. C. Kremer

                                 POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                               CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 22, 1996



                                          /s/ Robert L. Koch II
                                          --------------------------------
                                          Robert L. Koch II

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 23, 1996



                                          /s/ Jerry A. Lamb
                                          ------------------------------
                                          Jerry A. Lamb

                                 POWER OF ATTORNEY

                         1933 ACT REGISTRATION STATEMENT

                                       of

                               CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: February 29, 1996



                                          /s/ Burkley F. McCarthy
                                          -----------------------------
                                          Burkley F. McCarthy

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: March 1, 1996



                                          /s/ Robert K. Ruxer
                                          -------------------------------------
                                          Robert K. Ruxer

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                      of

                             CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission'), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Co0mpany and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.


     Dated: March 5, 1996






                                         /s/ Thomas W. Traylor
                                         ---------------------------------
                                         Thomas W. Traylor

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       of

                              CNB BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints H. LEE COOPER III, JAMES J. GIANCOLA and JOHN R. SPRUILL, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of CNB Bancshares, Inc. in connection with the Agreement and Plan of Merger, dated November 17, 1995, among CNB Bancshares, Inc., HBI Acquisition Company and DuQuoin Bancorp, Inc., and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

     Dated: March 4, 1996



                                          /s/ Paul G. Wade
                                          -------------------------------------
                                          Paul G. Wade